UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2020

ETF Managers Group Commodity Trust I

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36851 (Commission File Number)	36-4793446 (IRS Employer Identification No.)
30 Maple Street - Suite 2 Summit, New Jersey 07901 (Address of Principal Executive Offices, including Zip Code)
(844) 383-6477 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Sit Rising Rate ETF	RISE	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On October 16, 2020, ETF Managers Capital LLC (the “Sponsor”) announced that its officers had authorized a plan to (i) liquidate the Sit Rising Rate ETF (“RISE”); (ii) terminate the continuous offering of RISE; and (iii) deregister RISE under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore, terminate the obligation of the ETF Managers Group Commodity Trust I (the “Trust”) to include RISE on its periodic and current reports with the Securities and Exchange Commission (“SEC”). The Sponsor has submitted written notice to the NYSE Arca, Inc. (“Arca”) of its decision to liquidate RISE, terminate the offering, and to terminate the obligations of RISE under the Exchange Act.

The Sponsor intends to file a post-effective amendment on behalf of RISE to terminate the offering of its registered and unsold shares. Arca will file a Form 25 with the SEC to effect the withdrawal of the listing of RISE from Arca as soon as possible. Delisting from Arca will become effective 10 days after the filing date of the Form 25. Provided that RISE continues to meet the applicable legal requirements, the Sponsor intends to file a Form 15 with the SEC as soon as practicable to suspend the Trust’s duty to include RISE on its reports under Sections 13(a) and 15(d) of the Exchange Act. The Sponsor expects the termination of registration will become effective 90 days after the date of the filing of the Form 15 with the SEC.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The Sponsor’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Sponsor intends for such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Sponsor is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The Sponsor’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Copy of Press Release dated October 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Managers Group Commodity Trust I

/s/ John A. Flanagan
Date: October 16, 2020	John A. Flanagan ETF Managers Capital LLC, Sponsor of ETF Managers Commodity Trust I
Chief Financial Officer

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